EXHIBIT 10.3

                                 AMENDMENT NO. 2
                                       TO
                           SECOND AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

                  AMENDMENT NO. 2, dated as of November 10, 2000 (this "Amendment"), to the Second Amended and Restated Loan and Security Agreement (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), dated as of December 20, 1999, among certain operating subsidiaries of US LEC CORP., as Borrowers, US LEC CORP. ("Holdings"), as Guarantor and Borrower Representative, GENERAL ELECTRIC CAPITAL CORPORATION, as Lender and Administrative Agent, FIRST UNION NATIONAL BANK, as Lender, FIRST UNION SECURITIES, INC., as Syndication Agent, WACHOVIA BANK, N.A., as Lender and Documentation Agent, and the other Lenders party thereto.

                              W I T N E S S E T H :
                              - - - - - - - - - -

                  WHEREAS, the Loan Parties have requested the Lenders to amend certain provisions of the Loan Agreement; and

                  WHEREAS, the Lenders signatory hereto have agreed to amend the Loan Agreement on the terms and subject to the conditions herein provided;

                  NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to the following:

         Section 1. Defined Terms. Capitalized terms used, but not otherwise defined, herein have the meanings set forth in the Loan Agreement.

         Section 2. Amendments. As of the Effective Date (as hereinafter defined), the Loan Agreement is amended as follows:

                  (a) By deleting the definition of "EBITDA" in Section 1.1 of the Loan Agreement in its entirety and inserting in lieu thereof the following language:

                           " `EBITDA': for any period, the sum of consolidated
                  net income (excluding extraordinary gains and losses and any losses resulting from resolution of disputed reciprocal compensation and disputed access revenues, which are reflected in Borrowers' Financial Statements for the Fiscal Quarter ended September 30, 2000), depreciation, amortization, Net Interest Expense, tax expense and non-cash charges and non-cash losses from the amount of any compensation deduction as the result of any grant of Stock to employees, officers, directors or consultants (other than charges representing accruals of future cash expenses and any non-cash


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                  gains from any reversal of a charge by reason of a decrease in the value of any Stock or Stock Equivalent)."

                  (b) By deleting the phrase "beginning with the Fiscal Quarter ending on March 31, 2002," from the definition of "Fixed Charges Coverage Ratio" in Section 1.1 of the Loan Agreement.

                  (c) By adding the following new definition to Section 1.1 of the Loan Agreement to appear in its appropriate alphabetical order:

                           " `Gross PP&E': total property, plant and equipment,
                  excluding accumulated depreciation and amortization."

                  (d) By adding the following new definition to Section 1.1 of the Loan Agreement to appear in its appropriate alphabetical order:

                           " `Net Senior Debt':  Senior Debt less Cash."

                  (e) By adding the following new definition to Section 1.1 of the Loan Agreement to appear in its appropriate alphabetical order:

                           " `Perfection Certificate': a certificate
                  substantially in the form of Exhibit K."

                  (f) By deleting the amount "$1,500,000" from the definition of "Permitted Debt" in Section 1.1 of the Loan Agreement and inserting in lieu thereof "$2,000,000."

                  (g) By deleting the definition of "Quarterly Revenues" in
Section 1.1 of the Loan Agreement in its entirety and inserting in lieu thereof the following language:

                           " `Quarterly Revenues': for any Fiscal Quarter,
                  revenues for such quarter (excluding, to the extent included therein, any revenues and related losses from reciprocal compensation and losses resulting from resolution of disputed access revenues, which are reflected in Borrowers' Financial Statements for the Fiscal Quarter ended September 30, 2000) that are received from any third party entity which is not an Affiliate of any Loan Party or the principal shareholders of such Loan Party."

                  (h) By deleting the word "director" from the definition of "Responsible Officer" in Section 1.1 of the Loan Agreement and inserting in lieu thereof the words "vice president."

                  (i) By deleting the words "March 31, 2001" from the definition of "Stage 1" in Section 1.1 of the Loan Agreement and inserting in lieu thereof the words "September 30, 2002."

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                  (j) By deleting the word "previous" from the definition of
"Stage 1" in Section 1.1 of the Loan Agreement and inserting in lieu thereof the words "most recent."

                  (k) By inserting the following language after the phrase "deliver to Administrative Agent and Lenders a certificate" in Section 8.1(c) of the Loan Agreement:

                           ", including an update of the Perfection Certificate,
                  in form and substance reasonably satisfactory to Administrative Agent,"

                  (l) By deleting Schedule 8.15 to the Loan Agreement in its entirety and inserting in lieu thereof Attachment A hereto.

                  (m) By inserting Attachment B hereto as Exhibit K to the Loan Agreement.

         Section 3. Representations and Warranties. Each Loan Party hereby jointly and severally represents and warrants to the Administrative Agent and each Lender, with respect to all Loan Parties, as follows:

                  (a) After giving effect to this Amendment, each of the representations and warranties in Article 5 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by the Loan Agreement.

                  (b) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

                  (c) The execution, delivery and performance by the Loan Parties of this Amendment have been duly authorized by all requisite corporate action on the part of the Loan Parties and will not violate any of the Organizational Documents of any of the Loan Parties.

                  (d) This Amendment has been duly executed and delivered by each Loan Party and each of this Amendment and the Loan Agreement as amended hereby constitutes the legal, valid and binding obligation of the Loan Parties, enforceable against the Loan Parties in accordance with their terms.

         Section 4. Conditions to Effectiveness. This Amendment shall become effective as of September 30, 2000 (the "Effective Date") when the Administrative Agent shall have received the following in form and substance satisfactory to Administrative Agent:

                  (a) A Perfection Certificate, in form and substance reasonably satisfactory to Administrative Agent.

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                  (b) An amendment fee in the amount of $750,000 for the ratable benefit of the Lenders.

                  (c) All Fees and Lenders' Expenses payable or reimbursable by the Loan Parties as of the date hereof, including, without limitation, all costs, fees and expenses of Administrative Agent, the Syndication Agent and Lenders in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered pursuant hereto, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.

                  (d) Counterparts of this Amendment executed by each of the Loan Parties, the Administrative Agent and the Requisite Lenders.

         Section 5. Reference to and Effect on the Loan Documents.

                  (a) As of the Effective Date, each reference in the Loan Agreement and the other Loan Documents to "this Agreement," "hereunder," "hereof," "herein," or words of like import, shall mean and be a reference to the Loan Agreement as amended hereby.

                  (b) Except to the extent amended hereby, the provisions of the Loan Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents.

                  (d) The Loan Parties hereby confirm that the security interests and liens granted pursuant to the Loan Documents continue to secure the Obligations and that such security interests and liens remain in full force and effect.

         Section 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

         Section 7. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the law of the State of New York.

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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment as of the date first above written.



                       Administrative Agent and Lender:

                       GENERAL ELECTRIC CAPITAL CORPORATION


                               By:      /s/  Michael H. Baum
                                      ---------------------------------
                                      Name:     Michael H. Baum
                                      Title:    Senior Vice President



                       Lenders:

                       FIRST UNION NATIONAL BANK


                               By:      /s/ Mark L. Cook
                                      ---------------------------------
                                      Name:     Mark L. Cook
                                      Title:    Senior Vice President



                       WACHOVIA BANK, N.A.


                               By:      /s/  Jeffrey J. Mance
                                      ---------------------------------
                                      Name:     Jeffrey J. Mance
                                      Title:    Vice President



                       FIRSTAR BANK, N.A.


                               By:      /s/ Suzanne E. Geiger
                                      ---------------------------------
                                      Name:     Suzanne E. Geiger
                                      Title:    Senior Vice President


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                       PNC BANK, NATIONAL ASSOCIATION


                               By:
                                      ---------------------------------
                                      Name:
                                      Title:



                       BANK AUSTRIA CREDITANSTALT CORPORATE
                               FINANCE, INC.


                               By:
                                      ---------------------------------
                                      Name:
                                      Title:


                               By:
                                      ---------------------------------
                                      Name:
                                      Title:


                       IBM CREDIT CORPORATION


                               By:      /s/ Thomas S. Curcio
                                      ---------------------------------
                                      Name:     Thomas S. Curcio
                                      Title:    Manager of Credit



                      Borrower Representative and Guarantor:

                       US LEC CORP.


                               By:      /s/ Michael K. Robinson
                                      ---------------------------------
                                      Name:     Michael K. Robinson
                                      Title:    Executive Vice President and CFO


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                                    Borrowers:

                                    US LEC OF ALABAMA INC.
                                    US LEC COMMUNICATIONS INC.
                                    US LEC OF FLORIDA INC.
                                    US LEC OF GEORGIA INC.
                                    US LEC OF MARYLAND INC.
                                    US LEC OF NORTH CAROLINA INC.
                                    US LEC OF PENNSYLVANIA INC.
                                    US LEC OF SOUTH CAROLINA INC.
                                    US LEC OF TENNESSEE INC.
                                    US LEC OF VIRGINIA L.L.C.



                               By:      /s/ Michael K. Robinson
                                      --------------------------------------
                                      Name:     Michael K. Robinson
                                      Title:    Executive Vice President and CFO



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